UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 19, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Huntington Bancshares Incorporated (the “Company”) today announced the results of its offer to purchase for cash a portion of outstanding trust preferred securities of Huntington Capital I, Huntington Capital II and Huntington Capital III (the “Tender Offer”). The Tender Offer expired at 11:59 p.m., New York City time, on June 18, 2009.
     A copy of the Company’s press release announcing the results of the Tender Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 19, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: June 19, 2009	By:	/s/ Donald R. Kimble
		Name:	Donald R. Kimble
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2009.